UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)            June 29, 1998
                                                        --------------------



                              Mark Solutions, Inc.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

  Delaware                           0-17118                    11-2864481
  ---------------------           --------------               --------------
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
  of Incorporation)                File Number)             Identification No.)


Parkway Technical Center
1515 Broad Street
Bloomfield, New Jersey                                07003
-----------------------------------------------------------------------
(Address of Principal Executive Offices)             (Zip Code)

Registrant's Telephone Number, Including Area Code:            (973) 893-0500
                                                         ----------------------


              Former Name and Address, if Changed Since Last Report

                     INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events

Pursuant to an exception granted by The Nasdaq Stock Market, Inc., Mark Solutions, lnc.'s ("Mark") Common Stock would maintain its listing on the Nasdaq SmallCap Market provided its net tangible assets at May 31, 1998 (after giving effect to subsequent financing events through June 30, 1998) were in excess of $3,850,000.

In compliance with this condition, set forth below is Mark's pro forma balance sheet at May 31, 1998, giving effect to such subsequent financing transactions, which reflects net tangible assets of $4,257,864.



                      Mark Solutions, Inc. and Subsidiaries
                             Pro Forma Balance Sheet
                                  May 31, 1998


                                                                        Pro Forma               Pro Forma
                                            Balance Sheet              Adjustments             Balance Sheet
                                            May 31, 1998                                       May 31, 1998
                                            ------------                                       ------------
Assets

Current Assets:

    Cash                                    $    501,903               $  2,610,000 (2)(3)     $ 3,111,903
    Restricted Cash                            1,063,420                                         1,063,420
    Account receivable net                     1,383,042                                         1,383,042
    Inventories                                  793,762                                           793,762
    Other current assets                         180,562                    125,000 (3)            305,562
                                            ------------               ------------            -----------
Total Current Assets                           3,922,689                  2,735,000              6,657,689

Property and Equipment                           397,427                                           397,427

Other Assets:

    Cost in excess of net
    Assets acquired less
    Accumulated Amortization
    Of $402,383                                  647,308                                           647,308
    Other                                        122,967                                           122,967
                                            ------------                                       -----------

Total Other Assets                               770,275                                           770,275
                                            ------------                                       -----------


Total Assets                                $  5,090,391               $  2,735,000            $ 7,825,391
                                            ============               ============            ===========



                                                     Mark Solutions, Inc. and Subsidiaries
                                                            Pro Forma Balance Sheet
                                                                 May 31, 1998


                                                                         Pro Forma               Pro Forma
                                            Balance Sheet               Adjustments            Balance Sheet
                                            May 31, 1998                                       May 31, 1998
                                            ------------                                       ------------

Current Liabilities:

    Accounts payable                        $  1,450,920                                       $ 1,450,920
    Due to related party                          22,071                                            22,071
    Current maturities of
      long term debt                              19,729                                            19,729
    Current portion of
      obligations under
      capital leases                               4,186                                             4,186
    Accrued liabilities                           62,343                                            62,343
                                            ------------                                       -----------
Total Current Liabilities                      1,559,249                                         1,559,249

Other Liabilities:

    Long term debt                                 5,096                                             5,096
    Convertible debentures                       300,000                  1,030,000 (1)(3)       1,330,000
    Long-term portion of
      capital leases                              25,874                                            25,874
                                            ------------               ------------            -----------
                                                 330,970                  1,030,000              1,360,970

Stockholders Equity:

    Common stock, $.01
    par value 50,000,000 shares
    authorized, 17,826,674 and
    19,296,674 shares issued
    and outstanding respectively                 178,267                     14,700 (1)(2)         192,967
    Additional paid in capital                31,206,623                  1,690,300 (1)(2)(3)   32,896,923
    Deficit                                  (28,184,718)                                      (28,184,718)
                                            ------------               ------------            ------------

Total Stockholder's Equity                     3,200,172                  1,705,000              4,905,172
                                            ------------               ------------            ------------

Total Liabilities and
Stockholders' Equity                        $  5,090,391               $  2,735,000            $ 7,825,391
                                            ============               ============            ===========


Notes to Pro Forma Financial Statements

1. On June 19, 1998, $200,000 of principal amount of convertible debentures was converted into 250,000 shares of Common Stock.

2 On June 29, 1998, Mark sold 610,000 equity units for $1,220,000 in net proceeds. Each unit consists of two (2) shares of Common Stock (the "Unit Common Stock") and one four (4)-year warrant to purchase a share of Common Stock for $1.50. Mark is obligated to issue additional shares of Common Stock or cash to each investor to the extent the net proceeds from the sale of the Unit Common Stock during the 180-day period after the effective date of the registration statement covering the Units is less that $1.30 per share.

3. On June 29, 1998, Mark sold 102 debt units for $1,390,000 in net proceeds. Each unit consists of $15,000 principal amount 7% debentures due December 28, 2000 (the "Debentures") and 7,500 four (4)-year warrants to purchase a share of Common Stock for $1.50. The debenture is convertible into shares of Common Stock after October 29, 1998 at a conversion rate equal to the lesser for (i) $1.50 or (ii) 75% of the average closing bid price during the five (5) trading days immediately prior to the date of conversion. The investors have a one (1)-year option to purchase up to 170 additional debt units on the same terms and conditions.


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its' behalf by the undersigned hereunto authorized.


                              Mark Solutions, Inc.




Date: June 29,1998                                 By:   /S/ MICHAEL NAFASH
                                                   -----------------------
                                                   Michael Nafash
                                                   Chief Financial Officer